SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report – May 30, 2003

NSD BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	0-22124	25-1616814
State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5004 McKnight Road Pittsburgh, Pennsylvania	15237
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code: (412) 231-6900

N/A

(Former name or former address, if changed since last report)

Item 1. Changes in Control of Registrant.

Not Applicable.

Item 2. Acquisition or Disposition of Assets.

Not Applicable.

Item 3. Bankruptcy or Receivership.

Not Applicable.

Item 4. Changes in Registrant’s Certifying Accountant.

Not Applicable.

Item 5. Other Events.

On May 31, 2003, the Issuer released a Press Release attached at Item 7 as Exhibit 99.

Item 6. Resignations of Registrant’s Directors.

Not Applicable.

Item 7. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Exhibits:

99	Press Release, of Registrant, dated May 30, 2003, re: NSD Bancorp, Inc. Declares Second Quarter Cash Dividend

Item 8. Change in Fiscal Year.

Not Applicable.

Item 9. Regulation FD Disclosure.

A press release was issued by NSD Bancorp, Inc. on May 30, 2003 which is attached hereto as Exhibit 99 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NSD BANCORP, INC. (Registrant)

Dated: May 30, 2003	/s/ LLOYD G. GIBSON
Lloyd G. Gibson, President and Chief Executive Officer (Principal Executive Officer)

EXHIBIT INDEX

Exhibit

99	Press Release, of Registrant, dated May 30, 2003 re: NSD Bancorp, Inc. Declares Second Quarter Cash Dividend